CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the captions "Financial Highlights," "Counsel and Independent Auditors" and "Financial Statements" and to the use of our report dated January 24, 1996 in this Registration Statement (Form N-1A No. 33-79994) of Gabelli International Growth Fund, Inc.


                                        /s/ ERNST & YOUNG LLP
                                        ----------------------------
                                            ERNST & YOUNG LLP


New York, New York
January 31, 1996